April 30, 2021

Supplement

SUPPLEMENT DATED APRIL 30, 2021 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF
Morgan Stanley Global Fixed Income Opportunities Fund, dated February 26, 2021
Morgan Stanley Mortgage Securities Trust, dated February 26, 2021
(each, a "Fund")

The table in the section of each Fund's Statement of Additional Information entitled "Disclosure of Portfolio Holdings" is hereby deleted and replaced with the following:

Name	Frequency[1]	Lag Time
Service Providers
State Street Bank and Trust Company	Daily basis	Daily
BlackRock Financial Management Inc.	Daily basis	[2]
KellyCo Marketing	Monthly basis and Quarterly basis	Varying lag times after the date of the information
R.R. Donnelley & Sons Company	Monthly basis and Quarterly basis	Varying lag times after the date of the information
Fund Rating Agencies
Refinitiv Lipper	Monthly basis	Approximately six business days after month end
Portfolio Analytics Providers
Bloomberg Finance, L.P.	Daily basis	Daily
FactSet Research Systems, Inc.	Daily basis	Daily
Abel Noser Solutions, LLC	Daily basis	Daily

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

The following is hereby added at the end of the section of the Statement of Additional Information entitled "Management Information—Experience, Qualifications and Attributes":

The Board has adopted a policy that Board members are expected to retire no later than the end of the year they reach the age of 78. The Governance Committee has discretion to grant waivers from this retirement policy under special circumstances, including for Board members to continue serving in Chair or Chair-related roles beyond the retirement age. Current Board members who have reached the age of 75 as of January 1, 2021, are grandfathered as exceptions to the retirement policy and may continue to serve on the Board until the end of the year in which they turn 80 years of age.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.